                                                                   EXHIBIT 10.67

                      EASTERN ENVIRONMENTAL SERVICES, INC.
                             1997 STOCK OPTION PLAN

                       EFFECTIVE DATE: NOVEMBER 14, 1997

                                          Approved by Shareholders: ___________

          EASTERN ENVIRONMENTAL SERVICES, INC. 1997 STOCK OPTION PLAN

ARTICLE I...................................................................  31
  PURPOSE AND EFFECTIVE DATE................................................  31
    (S)1.1  Purpose.........................................................  31
    (S)1.2  Effective Date and Expiration of Plan...........................  31
ARTICLE II..................................................................  31
  DEFINITIONS...............................................................  31
    (S)2.1  "Board".........................................................  31
    (S)2.2  "Cause".........................................................  31
    (S)2.3  "Code"..........................................................  31
    (S)2.4  "Committee".....................................................  31
    (S)2.5  "Company".......................................................  31
    (S)2.6  "Company Stock".................................................  31
    (S)2.7  "Effective Date"................................................  31
    (S)2.8  "Eligible Individual"...........................................  31
    (S)2.9  "Fair Market Value".............................................  31
    (S)2.10 "Incentive Stock Option"........................................  32
    (S)2.11 "Non-Employee Director".........................................  32
    (S)2.12 "Nonqualified Stock Option".....................................  32
    (S)2.13 "Option"........................................................  32
    (S)2.14 "Option Price"..................................................  32
    (S)2.15 "Optionee"......................................................  32
    (S)2.16 "Personal Representative".......................................  32
    (S)2.17 "Plan"..........................................................  32
    (S)2.18 "Related Corporation"...........................................  32
    (S)2.19 "Stock Option Agreement"........................................  32
ARTICLE III.................................................................  32
  ADMINISTRATION............................................................  32
    (S)3.1  Committee to Administer.........................................  32
    (S)3.2  Powers of Committee.............................................  33
ARTICLE IV..................................................................  33
  OPTIONS...................................................................  33
    (S)4.1  Eligibility for Options.........................................  33
    (S)4.2  Shares Available Under the Plan.................................  33
ARTICLE V...................................................................  34
  TERMS OF OPTIONS..........................................................  34
    (S)5.1  Grant of Stock Options..........................................  34
    (S)5.2  Period of Option................................................  34
    (S)5.3  Stock Option Agreement..........................................  34
    (S)5.4  Option Price, Exercise and Payment..............................  34
    (S)5.5  Limitations on Incentive Stock Options..........................  35
    (S)5.6  Termination of Employment or Service............................  35
    (S)5.7  Shareholder Rights and Privileges...............................  36

ARTICLE VI..................................................................  36
  MISCELLANEOUS PROVISIONS..................................................  36
    (S)6.1  Nontransferability..............................................  36
    (S)6.2  Adjustments Upon Changes in Stock...............................  36
    (S)6.3  Amendment, Suspension, and Termination of Plan..................  37
    (S)6.4  Nonuniform Determinations.......................................  38
    (S)6.5  General Restriction.............................................  38
    (S)6.6  No Right To Employment..........................................  38
    (S)6.7  Governing Law...................................................  38
    (S)6.8  Application of Funds............................................  38

          EASTERN ENVIRONMENTAL SERVICES, INC. 1997 STOCK OPTION PLAN

                                   ARTICLE I

                          Purpose and Effective Date

  (S)1.1 Purpose. The purpose of the Plan is to provide incentives, through the grant of stock options, for selected employees, directors, and consultants of the Company and Related Corporations to promote the long-term growth and financial success of the Company and Related Corporations.

  (S)1.2 Effective Date and Expiration of Plan. The Plan shall be effective on the date on which it is adopted by the Board. Unless earlier terminated by the Board pursuant to Section 6.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Option shall be granted pursuant to the Plan after its termination date, but Options granted prior to the termination date may extend beyond that date.

                                  ARTICLE II

                                  Definitions

  The following words and phrases, as used in the Plan, shall have these meanings:

  (S)2.1 "Board" means the Board of Directors of the Company.

  (S)2.2 "Cause" means a good faith determination by the Board that an Optionee has (i) breached any material term or provision of the Optionee's employment agreement; (ii) engaged in any type of disloyalty to the Company or a Related Corporation, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his employment or service to the Company and Related Corporations; (iii) been convicted of a felony; (iv) disclosed any proprietary information of the Company or a Related Corporation without the consent of the Company or the Related Corporation; or (v) breached the terms of any written confidentiality agreement or any non-competition agreement with the Company or a Related Corporation in any material respect.

  (S)2.3 "Code" means the Internal Revenue Code of 1986, as amended.

  (S)2.4 "Committee" means the Compensation Committee of the Board which shall consist of not less than two directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Board. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. It is intended that each member of the Committee shall be an "outside director" within the meaning of Treas. Reg. (S) 1.162-27(e)(3) or any successor thereto, and shall be a Non-Employee Director. Notwithstanding the foregoing, if the Committee does not consist solely of two
(2) or more Non-Employee Directors, each Option must be approved by the full Board.

  (S)2.5 "Company" means Eastern Environmental Services, Inc. and its successors and assigns.

  (S)2.6 "Company Stock" means the common stock of the Company, par value $0.01 per share.

  (S)2.7 "Effective Date" means November 14, 1997, the date the Plan is adopted by the Board.

  (S)2.8 "Eligible Individual" means an employee, director (who may, but need not, be an employee), or consultant of the Company or a Related Corporation.

  (S)2.9 "Fair Market Value" means, as of any specified date, an amount arrived at by a good faith determination of the Committee and shall be (i) the quoted closing price, if there is a market for Company Stock on a registered securities exchange or in an over the counter market, on the specified date;
(ii) the weighted average of the quoted closing price on the nearest date before and the nearest date after the specified date, if there are no sales on the specified date but there are sales on dates within a reasonable period both before and after the specified date; (iii) the mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or (iv) the value determined under such other method of determining fair market value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee. Where the fair market value of the optioned shares of Company Stock is determined under (ii) above, the average of the quoted closing prices on the nearest date before and the nearest date after the specified date is to be weighted inversely by the respective numbers of trading days between the selling dates and the specified date (i.e., the valuation date), in accordance with Treas. Reg. (S) 20.2031-2(b)(1).

  (S)2.10 "Incentive Stock Option" means an option within the meaning of section 422 of the Code.

  (S)2.11 "Non-Employee Director" means a director who:

    (1) Is not currently an officer (as defined in 17 CFR (S)240.16a-1(f)) of, or otherwise currently employed by, the Company or a parent or subsidiary of the Company within the meaning of 17 CFR (S)240.16b-3(b)(3);

    (2) Does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company within the meaning of 17 CFR (S)240.16b-3(b)(3) for services rendered as a consultant or in any other capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required under 17 CFR (S)229.404(a);

    (3) Does not possess an interest in any other transaction for which disclosure would be required pursuant to 17 CFR (S)229.404(a); and

    (4) Is not engaged in a business relationship for which disclosure would be required pursuant to 17 CFR (S)229.404(b).

  (S)2.12 "Nonqualified Stock Option" means an option other than an Incentive Stock Option.

  (S)2.13 "Option" means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Company Stock which is granted under the Plan.

  (S)2.14 "Option Price" means the price at which Company Stock may be purchased under an Option as provided in Section 5.4.

  (S)2.15 "Optionee" means an Eligible Individual who receives an Option.

  (S)2.16 "Personal Representative" means the person or persons who, upon the death, disability, or incompetency of an Optionee, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option theretofore granted to such Optionee.

  (S)2.17 "Plan" means the Eastern Environmental Services, Inc. 1997 Stock Option Plan.

  (S)2.18 "Related Corporation" means either a corporate subsidiary of the Company, as defined in section 424(f) of the Code, or the corporate parent of the Company, as defined in section 424(e) of the Code.

  (S)2.19 "Stock Option Agreement" means an agreement entered into between an Optionee and the Company under Section 5.3.

                                  ARTICLE III

                                Administration

  (S)3.1 Committee to Administer. The Plan shall be administered by the Committee. The Committee shall have full power and authority to interpret and administer the Plan, to establish and amend rules and regulations for its administration, and to make such determinations and interpretations under, or in connection with, the Plan as it deems necessary or advisable. The Committee's decisions shall be final and conclusive with respect to the interpretation of the Plan and any Option made under it. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

  The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

  (S)3.2 Powers of Committee.

  (a) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Eligible Individuals who shall receive Options, the time or times when such Options shall be granted, whether an Incentive Stock Option or a Nonqualified Stock Option shall be granted, and the number of shares to be subject to each Option.

  (b) The Committee shall determine the terms, restrictions, and provisions of the agreement relating to each Option, including the period over which the Option shall vest and such terms, restrictions, and provisions as shall be necessary to cause certain options to qualify as Incentive Stock Options. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan.

                                  ARTICLE IV

                                    Options

  (S)4.1 Eligibility for Options. An Option may be granted to any Eligible Individual selected by the Committee. In making this selection and in determining the form of Option and the number of shares of Company Stock subject to the Option, the Committee may give consideration to the functions and responsibilities of the respective Eligible Individual, his or her present and potential contributions to the success of the Company and Related Corporations, the value of his or her services to the Company and Related Corporations, and such other factors deemed relevant by the Committee; provided, however, that Incentive Stock Options shall not be granted to any Eligible Individual who is not an employee of the Company or a Related Corporation. The Committee may provide in an Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

  (S)4.2 Shares Available Under the Plan. The Company Stock to be offered under the Plan pursuant to Options may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable. Subject to adjustment under Section 6.2, no more than 5,000,000 shares of Company Stock shall be issuable upon exercise of Options; provided, however, that no Eligible Individual who is an employee of the Company or a Related Corporation shall receive Options for more than 1,000,000 shares of Company Stock. Any shares of Company Stock subject to an Option which for any reason is cancelled or terminated without having been exercised shall again be available for the granting of Options; provided, however, that (i) if an Option is cancelled, the cancelled Option is counted against the maximum number of shares for which Options may be granted to an employee, and (ii) if the Option Price is reduced after the date of grant, the transaction is treated as a cancellation of an Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to an employee.

                                   ARTICLE V

                               Terms of Options

  (S)5.1 Grant of Stock Options. The Committee may, from time to time, subject to the provisions of the Plan and such terms and conditions as the Committee may prescribe, grant Options to any Eligible Individual, provided that Incentive Stock Options shall not be awarded to any Eligible Individual who is not an employee of the Company or a Related Corporation. Grants of Incentive Stock Options and Nonqualified Stock Options shall be separate and not in tandem. The granting of an Option shall not be deemed either to entitle the Eligible Individual to, or to disqualify the Eligible Individual from, any participation in any other grant of Options under the Plan.

  (S)5.2 Period of Option. Options shall be vested and exercisable in such installments and on such dates as the Committee may specify, provided that the Committee may accelerate the vesting and/or exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable. Any Option shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Subject to Section 5.5(b) (relating to the grant of Incentive Stock Options to more-than-10% shareholders), the duration of each Option shall not be more than ten years from the date of grant.

  (S)5.3 Stock Option Agreement. Each Option shall be evidenced by a Stock Option Agreement, in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. Each Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option; provided, however, if the Option is not designated in the Stock Option Agreement as an Incentive Stock Option or Nonqualified Stock Option, the Option shall constitute an Incentive Stock Option if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute a Nonqualified Stock Option.

  (S)5.4 Option Price, Exercise and Payment.

  (a) The Option Price of Company Stock under each Option shall be determined and fixed by the Committee at the time the Option is granted, but, subject to
Section 5.5(b) (relating to the grant of Incentive Stock Options to more-than-10% shareholders), shall be a price not less than the greater of 100 percent of the Fair Market Value of Company Stock or the par value thereof at the date such Option is granted.

  (b) Options may be exercised from time to time by giving written notice to the Company, specifying the number of shares to be purchased. No Option may be exercised for less than 100 shares unless the issue of a lesser number is enough to exhaust the Option. The notice of exercise shall be accompanied by payment in full of the Option Price for the shares being purchased.

  (c) The Option Price shall be payable in cash or its equivalent, or if the Committee, in its discretion, so provides in the related Stock Option Agreement or, in the case of Options which are not Incentive Stock Options, so determines at or prior to the time of exercise, in whole or in part:

   (i) through the transfer to the Company of shares of Company Stock previously acquired by the Optionee, provided that, unless otherwise provided in the related Stock Option Agreement, if such shares of Company Stock were acquired through the exercise of an Incentive Stock Option and are used to pay the Option Price of an Incentive Stock Option, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Company Stock were acquired through exercise of a Nonqualified Stock Option or through exercise of an Incentive Stock Option and are used to pay the Option Price of a Nonqualified Stock Option, such shares have been held by the Optionee for a period of more than one year on the date of exercise;

    (ii) through the transfer to the Company of any combination of cash, or its equivalent, and (i) above; or

    (iii) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

However, in no event may the Option Price of an Option be paid through the transfer to the Company of shares of Company Stock newly acquired by the Optionee upon exercise of such Option.

  In the event such Option Price is paid in whole, or in part, with previously acquired shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the date of exercise (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid. If the related Stock Option Agreement so provides, the Optionee may satisfy any amount required to be withheld by the Company under applicable federal, state and/or local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Company Stock to be delivered for the payment of such taxes on such terms and conditions as the Stock Option Agreement specifies.

  (S)5.5 Limitations on Incentive Stock Options.

  (a) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan and any other plan of the Company) may not exceed one hundred thousand dollars ($100,000).

  (b) If the Optionee owns more than ten percent (10%) of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an Incentive Stock Option is granted to him or her, the Option price for the Incentive Stock Option shall be not less than the greater of (i) one hundred ten percent (110%) of the Fair Market Value of the optioned shares of Company Stock on the date the Incentive Stock Option is granted, or (ii) the par value thereof, and such Incentive Stock Option, by its terms, shall not be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

  (c) The conditions set forth in this Section 5.5 shall not apply to Nonqualified Stock Options granted under the Plan.

  (d) If an Option intended to be an Incentive Stock Option is granted to an Eligible Individual and such Option may not be treated in whole or in part as an Incentive Stock Option pursuant to the limitation in (a) above, such Option shall be treated as an Incentive Stock Option to the extent it may be so treated under such limitation, and as a Nonqualified Stock Option as to the remainder. For purposes of determining whether an Incentive Stock Option would cause such limitation to be exceeded, Incentive Stock Options shall be taken into account in the order granted.

  (S)5.6 Termination of Employment or Service.

  (a) If the employment or service as a director or consultant of an Optionee with the Company and Related Corporations terminates for a reason other than
(i) Cause, (ii) retirement (in the case of an Optionee who is an employee of the Company or a Related Corporation), (iii) disability (as defined in section 22(e)(3) of the Code), or (iv) death prior to the expiration date fixed for his or her Option, such Option may be exercised at any time within three months after such termination, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such termination, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

  (b) If the employment or service as a director or consultant of an Optionee with the Company and Related Corporations is terminated by the Company or a Related Corporation for Cause prior to the expiration date fixed for his or her Option, such Option shall terminate immediately.

  (c) If the employment of an Optionee with the Company and Related Corporations terminates due to the Optionee's retirement prior to the expiration date fixed for his or her Option, such Option may be exercised at any time within one year following such retirement, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such retirement, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

  (d) If the employment or service as a director or consultant of an Optionee with the Company and Related Corporations terminates due to the Optionee's disability (as defined in section 22(e)(3) of the Code) prior to the expiration date fixed for his or her Option, such Option may be exercised at any time within one year after such termination, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such termination, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's Personal Representative.

  (e) Should an Optionee die either while in the employ or while serving as a director or consultant of the Company and Related Corporations, or after termination of such employment or service (other than for Cause), the Option rights of such deceased Optionee may be exercised by his or her Personal Representative at any time within one year after the Optionee's death, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such death, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

  (S)5.7 Shareholder Rights and Privileges. An Optionee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the issuance of a stock certificate to the Optionee representing such shares.

                                  ARTICLE VI

                           Miscellaneous Provisions

  (S)6.1 Nontransferability. No Option shall be transferable otherwise than by will or, if the Optionee dies intestate, by the laws of descent and distribution. All Options shall be exercisable during the Optionee's lifetime only by such Optionee or his or her Personal Representative. Any transfer contrary to this Section 6.1 shall nullify the Option. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

  (S)6.2 Adjustments Upon Changes in Stock.

  (a) The number of shares of Company Stock which may be issued under the Plan and the maximum number of shares of Company Stock with respect to which Options may be granted to any Eligible Individual who is an employee of the Company or a Related Corporation, as stated in Section 4.2 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option Price per share under such outstanding Options) shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

  (b) In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation or by a parent or subsidiary of such corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an Option to be terminated not less than seven (7) days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 3.2(c) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

  (c) The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction; provided, however, that the Committee may not change the terms of an outstanding Incentive Stock Option in a manner that would constitute a "modification" under section 424(h) of the Code without the consent of the Optionee affected thereby.

  (S)6.3 Amendment, Suspension, and Termination of Plan.

  (a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in any respect whatsoever, except that the following amendments shall require shareholder approval (given in the manner set forth in (b) below):

    (i) With respect to Options which are Incentive Stock Options, any amendment which would: (A) increase the number of shares of Company Stock with respect to which Incentive Stock Options may be granted under the Plan, except as provided in Section 6.2; (B) change the class of employees eligible to receive Incentive Stock Options under the Plan; or (C) extend the termination date of the Plan with respect to any Incentive Stock Options granted hereunder; and

    (ii) Any amendment which would require shareholder approval pursuant to Treas. Reg. ((S)) 1.162-27(e)(4)(vi) or any successor thereto, if compliance with Treas. Reg. ((S)) 1.162-27(e) or any successor thereto is intended.

Notwithstanding the foregoing, no such amendment, suspension, or termination shall alter or impair any outstanding Option without the consent of the Optionee affected thereby.

  (b) Shareholder approval must meet the following requirements:

    (i) The approval of shareholders must be by a majority of the outstanding shares of Company Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware; and

    (ii) The approval of shareholders must comply with all applicable provisions of the corporate charter, bylaws, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If the applicable state law does not prescribe a method and degree of shareholder approval in such case, the approval of shareholders must be effected:

      (A) By a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting); or

      (B) By a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the plan.

  (c) With the consent of the Optionee affected thereby, the Committee may amend or modify any outstanding Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option as so modified or amended, including without limitation, to change the date or dates as of which such Option may be exercised.

  (S)6.4 Nonuniform Determinations. The Committee's determinations under the Plan, including without limitation, (i) the determination of the Eligible Individuals to receive Options, (ii) the form, amount, and timing of such Options, (iii) the terms and provisions of such Options, and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Eligible Individuals who receive, or who are eligible to receive, Options under the Plan, whether or not such Optionees are similarly situated.

  (S)6.5 General Restriction. Each Option under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Company Stock subject thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Optionee with respect thereto, is necessary or desirable, then such Option shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

  (S)6.6 No Right To Employment. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Related Corporation.

  (S)6.7 Governing Law. With respect to any Incentive Stock Options granted pursuant to the Plan and the related Stock Option Agreements, the Plan, such Incentive Stock Options, and such related Stock Option Agreements shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Optionees under, the Plan, Options granted hereunder, and the related Stock Option Agreements.

  (S)6.8 Application of Funds. The proceeds received by the Company from the sale of Company Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option to purchase Company Stock shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Company Stock received in payment for shares upon exercise of an Option to purchase Company Stock shall become treasury stock.

  IN WITNESS WHEREOF, EASTERN ENVIRONMENTAL SERVICES, INC. has caused these presents to be duly executed this 14th day of November, 1997.

                                          Eastern Environmental Services, Inc.

                                            LOGO

                                                /s/ Louis D. Paolino, Jr.
                                          By:   -------------------------------
                                                        President

Attest:

LOGO

 /s/ Robert M. Kramer
 --------------------
      Secretary